UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011

NORDSON CORPORATION

(Exact name of registrant as specified in its charter)

OHIO	0-7977	34-0590250
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

28601 Clemens Road, Westlake, Ohio	44145
(Address of principal executive offices)	(Zip Code)

(440) 892-1580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on August 26, 2011, Nordson Corporation (the “Company”) completed the purchase of Value Plastics, Inc. pursuant to a Stock Purchase Agreement with VP Acquisition Holdings, Inc., a Delaware corporation (“Value Plastics”), the security holders of Value Plastics and American Capital, Ltd., in its capacity as the security holder representative. This Current Report on Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by the Company on September 1, 2011 to report the completion of the Company’s acquisition of Value Plastics. This Amendment No. 1 is being filed solely to provide the following under Item 9.01 as required under Rule 3-05(b) and Article 11 of Regulation S-X:

•	Audited financial statements of Value Plastics for the year ended December 31, 2010 and unaudited financial statements of Value Plastics for the six months ended June 30, 2011

•	Unaudited pro forma balance sheet as of July 31, 2011 reflecting the acquisition of Value Plastics

•	Unaudited pro forma income statement for the nine months ended July 31, 2011 reflecting the acquisition of Value Plastics

•	Unaudited pro forma income statement for the year ended October 31, 2010 reflecting the acquisition of Value Plastics

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Audited financial statements of Value Plastics for the years ended December 31, 2010 and 2009, including independent auditor’s report, balance sheets, statements of operations and changes in shareholders’ equity and cash flows, and notes to the financial statements.

Unaudited financial statements of Value Plastics for the six months ended June 30, 2011 and June 30, 2010, including balance sheets, statements of operations and changes in shareholders’ equity, and cash flows.

(b)	Unaudited Pro Forma Financial Information

Unaudited pro forma condensed combined financial information of Nordson Corporation and Value Plastics as follows:

•	Unaudited pro forma condensed combined balance sheet as of July 31, 2011

•	Unaudited pro forma condensed combined income statement for the nine months ended July 31, 2011

•	Unaudited pro forma condensed combined income statement for the twelve months ended October 31, 2010

(d)	Exhibits

23.1	Consent of Sample & Bailey, CPAs, P.C.
99.1	Audited financial statements of Value Plastics for the year ended December 31, 2010
99.2	Unaudited financial statements of Value Plastics for the six months ended June 30, 2011
99.3	Unaudited pro forma condensed combined financial information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2011		Nordson Corporation

	By:	/s/ Gregory A. Thaxton
Gregory A. Thaxton
Vice President, Chief Financial Officer

Form 8-K

Exhibit Index

Exhibit Number

23.1	Consent of Sample & Bailey, CPAs, P.C.
99.1	Audited financial statements of Value Plastics for the year ended December 31, 2010
99.2	Unaudited financial statements of Value Plastics for the six months ended June 30, 2011
99.3	Unaudited pro forma condensed combined financial information